UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2012

KINDER MORGAN, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-35081 (Commission File Number)	80-0682103 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002

(Address of principal executive offices, including zip code)

713-369-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Investment funds affiliated with Goldman, Sachs & Co., The Carlyle Group and Riverstone Holdings LLC (collectively, the “Selling Stockholders”) have priced an underwritten public offering (the “Offering”) of 58,000,000 shares of Class P common stock, par value $0.01 per share, of Kinder Morgan, Inc. (“KMI”) pursuant to an effective registration statement on Form S-3 (File No. 333-179812).  The public offering price is $34.75 per share.  The offering is expected to close and settle on August 15, 2012.  The Selling Stockholders have granted the underwriters a 30-day option to purchase up to 8,700,000 additional shares.  Neither KMI nor KMI’s management is selling any shares of common stock in the offering, and KMI will not receive any of the proceeds from the offering of shares by the Selling Stockholders.

Barclays and Deutsche Bank Securities are acting as the underwriters of the offering.

When available, copies of the prospectus supplement and accompanying base prospectus related to the Offering may be obtained from the following persons at the addresses set forth below:

Barclays

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, New York 11717

Telephone: 888-603-5847

Email: Barclaysprospectus@broadridge.com

Deutsche Bank Securities Inc.

Attn.: Prospectus Group

60 Wall Street

New York, NY 10005-2836

Telephone at (800) 503-4611

Email at prospectus.CPDG@db.com

This communication shall not constitute an offer to sell or the solicitation of an offer to buy shares nor shall there be any sale of these securities in any State or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State or jurisdiction. The offering may be made only by means of a prospectus supplement and accompanying base prospectus.

This Form 8-K includes forward-looking statements. Although Kinder Morgan believes that its expectations are based on reasonable assumptions, it can give no assurance that such assumptions will materialize. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein are enumerated in the reports of Kinder Morgan, Inc. filed with the Securities and Exchange Commission.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: August 10, 2012	By:	/s/ Kimberly A. Dang
Kimberly A. Dang Vice President and Chief Financial Officer